Investment Portfolio
(UNAUDITED) | 09.30.2023
CARILLON CHARTWELL MID CAP VALUE FUND
COMMON STOCKS - 96.2%	Shares	Value
Aerospace & defense - 2.8%
L3Harris Technologies, Inc.	5,080	$884,530
Automobiles - 2.3%
Harley-Davidson, Inc.	22,583	746,594
Banks - 3.7%
M&T Bank Corp.	2,584	326,747
Pinnacle Financial Partners, Inc.	12,920	866,157
Chemicals - 2.6%
FMC Corp.	12,226	818,775
Communications equipment - 3.7%
Ciena Corp.*	24,946	1,178,948
Construction materials - 1.0%
Vulcan Materials Co.	1,602	323,636
Consumer finance - 2.7%
Synchrony Financial	28,497	871,153
Consumer staples distribution - 2.0%
Dollar Tree, Inc.*	6,187	658,606
Containers & packaging - 2.1%
Sealed Air Corp.	20,457	672,217
Electrical equipment - 4.1%
Regal Rexnord Corp.	9,118	1,302,780
Electronic equipment, instruments & components - 3.6%
Littelfuse, Inc.	4,718	1,166,856
Financial services - 2.4%
Global Payments, Inc.	6,707	773,921
Food products - 2.8%
Conagra Brands, Inc.	32,601	893,919
Ground transportation - 4.1%
Saia, Inc.*	3,286	1,309,964
Health care providers & services - 5.4%
Quest Diagnostics, Inc.	6,069	739,568
Tenet Healthcare Corp.*	15,142	997,707
Health care real estate investment trusts (REITs) - 3.7%
Healthcare Realty Trust, Inc.	36,359	555,202
Healthpeak Properties, Inc.	33,595	616,804
Hotels, restaurants & leisure - 2.7%
Expedia Group, Inc.*	8,402	865,994
Insurance - 6.1%
The Allstate Corp.	9,221	1,027,312
The Hanover Insurance Group, Inc.	8,443	937,004
Life sciences tools & services - 3.3%
Avantor, Inc.*	49,470	1,042,827
Machinery - 9.2%
Gates Industrial Corp. PLC*	64,619	750,227
Parker-Hannifin Corp.	3,633	1,415,126
Snap-on, Inc.	3,086	787,115
Multi-utilities - 8.2%
Ameren Corp.	11,332	847,974
CMS Energy Corp.	14,913	792,029
Public Service Enterprise Group, Inc.	16,987	966,730
Oil, gas & consumable fuels - 5.5%
Chesapeake Energy Corp.	5,818	501,686
Diamondback Energy, Inc.	3,817	591,177
Pioneer Natural Resources Co.	2,835	650,774
Residential real estate investment trusts (REITs) - 3.0%
Mid-America Apartment Communities, Inc.	7,457	959,343
Specialized real estate investment trusts (REITs) - 2.5%
Extra Space Storage, Inc.	6,460	785,407
Specialty retail - 4.3%
AutoZone, Inc.*	539	1,369,055
Textiles, apparel & luxury goods - 2.4%
Columbia Sportswear Co.	10,284	762,044
Total common stocks (cost $28,283,195)		30,755,908
Total investment portfolio (cost $28,283,195) - 96.2%		30,755,908
Other assets in excess of liabilities - 3.8%		1,202,057
Total net assets - 100.0%		31,957,965

* Non-income producing security

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.